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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Nevada Gold & Casinos, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROPOSAL ONE
ELECTION OF DIRECTORS
PROPOSAL TWO
AMENDMENT OF STOCK OPTION PLAN
PROPOSAL THREE
AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
STOCK PERFORMANCE GRAPH

NEVADA GOLD & CASINOS, INC.
3040 POST OAK BOULEVARD, SUITE 675
HOUSTON, TEXAS 77056

August 9, 2004

To Our Shareholders:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., which will be held on Thursday, September 9, 2004, beginning at 3:30 p.m., Central Time, at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027.

     Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

/s/ H. THOMAS WINN

H. Thomas Winn
PRESIDENT AND CEO

NEVADA GOLD & CASINOS, INC.
3040 POST OAK BOULEVARD, SUITE 675
HOUSTON, TEXAS 77056

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 9, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc. will be held at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027, on Thursday, September 9, 2004, at 3:30 p.m., Central Time, for the following purposes:

1.	To elect two Class III directors to hold office until the 2007 Annual Meeting of Shareholders.

2.	To amend our 1999 Stock Plan to increase the number of shares of common stock reserved for issuance from 2,500,000 to 3,250,000 shares.

3.	To amend our Certificate of Incorporation to increase the number of shares of capital stock we have authorized to issue from 25,000,000 (20,000,000 shares of common stock and 5,000,000 shares of preferred stock), to 30,000,000 (25,000,000 shares of common stock and 5,000,000 shares of preferred stock).

4.	To transact any other business that may properly come before the meeting.

     These business items are described more fully in the Proxy Statement accompanying this Notice.

     Only shareholders who owned our common stock at the close of business on July 23, 2004 can vote at this meeting or any adjournments that may take place. All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Your stock will be voted in accordance with the instructions you have given. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

/s/ CATHRYN L. PORTER

Cathryn L. Porter
Secretary

Dated: August 9, 2004

     PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

NEVADA GOLD & CASINOS, INC.
3040 Post Oak Boulevard
Suite 675
Houston, Texas 77056

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 9, 2004
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Company’s Board for use at the Annual Meeting of Shareholders to be held on September 9, 2004, at 3:30 p.m. Central time (the “Annual Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about August 9, 2004.

Availability of Annual Report and Form 10-K

Accompanying this Proxy Statement is the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Company makes available, free of charge through its website (www.nevadagold.com), its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. These reports can be found under “SEC Filings” through the “Investor Relations” section of the Company’s website. The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company’s Annual Report on Form 10-K (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended March 31, 2004. Such requests should be addressed to Investor Relations, Nevada Gold & Casinos, Inc., 3040 Post Oak Boulevard, Suite 675, Houston, Texas 77056.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the

Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Voting; Quorum; Abstentions and Broker Non-Votes

Only shareholders of record at the close of business on July 23, 2004 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on July 23, 2004, there were 13,078,503 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” all nominees and “FOR” all other proposals described in this Proxy Statement. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy. The Bylaws of the Company provide that unless otherwise provided by law or by the Articles of Incorporation or the Bylaws, all elections and questions other than the election of directors shall be decided by the vote of the holders of a majority of the outstanding shares of stock represented and entitled to vote in person or by proxy at the Annual Meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum.

Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect the election of a candidate who receives a plurality of votes. Proposals Two and Three require the approval of a majority of the outstanding shares of stock represented and entitled to vote in person or proxy at the Annual Meeting. Accordingly, abstentions as to these proposals will have the same effect as votes against the proposals. Broker non-votes as to these proposals, however, will be deemed shares not entitled to vote on the proposals, will not be counted as votes for or against the proposals, and will not be included in calculating the number of votes necessary for approval of the proposals.

Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Shareholder Proposals

Proposals of shareholders that are intended to be presented at our 2005 Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than April 8, 2005, in order to be included in the Proxy Statement and proxy materials relating to our 2005 Annual Meeting of Shareholders. A stockholder proposal or a nomination for director that will not be included in our Proxy Statement and proxy, but that a stockholder intends to present in person at the meeting, must generally be submitted to our Secretary no earlier than 120 days, and no later than 60 days prior to the anniversary date of the mailing of the proxy statement for the 2004 Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Articles of Incorporation provide for a classified board of directors, with the terms of office of each class of directors ending in successive years. We currently have three classes of directors each consisting of two directors.

Nominees

Two Class III directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the two nominees named below, who are presently directors of the Company and have served as directors prior to the formation of the Nominating Committee. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the substitute nominee designated by the present Board to fill the vacancy. It is not expected that nominees will be unable or will decline to serve as a director. The term of office of each person elected as a director at this meeting will continue until the Annual Meeting of shareholders held in 2007 or until the director’s successor has been duly elected or appointed and qualified, or until his earlier resignation or removal.

Vote Required; Recommendation of Board

The two candidates receiving the highest number of affirmative votes cast will be elected as Class III directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

Nominee	Age	Principal Occupation
Paul Burkett	82	VP of Nevada Gold & Casinos
William G. Jayroe	47	EVP of Applied Technology Resources

PAUL J. BURKETT, age 82. Mr. Burkett has served as a director since October 1988 and as Vice President of the Company since January 1994. Mr. Burkett served as our President from 1991 until January 1994. Mr. Burkett has been involved in the real estate mining industry for over forty years. Since August 1999, Mr. Burkett has served as President of Goldfield Resources, Inc., one of our wholly owned subsidiaries. His business for the past five years has concentrated on independent mining and real estate ventures. In addition, Mr. Burkett serves as Chairman of the Board of Trustees of the Joshua Tree Retreat Center, a 400-acre retreat located in Joshua Tree, California.

WILLIAM G. JAYROE, age 47. Mr. Jayroe has served as a director since September 1995 and was our Corporate Secretary from March 1999 until June 2001. Mr. Jayroe has two decades of technology development, sales, and management expertise. Mr. Jayroe served as President and CEO of Flotek Industries, Inc., which is the parent corporation of USA Petrovalve, Inc., and Turbeco, Inc., from May 1995 until June 1999. From April 1999 until October 2000, Mr. Jayroe served as Executive Vice-President of Applied Technology Resources. Mr. Jayroe founded and has been the CEO of Hunter International Partners, LLC since September 1998 and has served as a Senior Vice-President of Digital Consulting and Southwest Services since September 2001. Mr. Jayroe has a BS in Industrial Distribution from Texas A&M.

Directors Not Standing For Election and Executive Officers

The members of the Board whose terms do not expire at the Annual Meeting and who are not standing for election at this year’s Annual Meeting and our executive officers are set forth below:

		Class/Term
Name	Age	Expiration	Principal Occupation
Wayne H. White	66	Class I/2005	Retired
H. Thomas Winn	64	Class I/2005	CEO/President of Nevada Gold & Casinos
Francis M. Ricci	61	Class II/2006	CEO/CFO of Yes!Golf
Joseph Juliano	53	Class II/2006	SVP, Pepsi-Cola
Christopher C.Domijan	48	—	CFO, Nevada Gold & Casinos.
Donald A. Brennan	60	—	VP of Development, Nevada Gold & Casinos

WAYNE H. WHITE, age 66. Mr. White has served as a director since July 2003. From 1983 until his retirement, Mr. White was an investment banker. Most recently, from 1996 until July 2002, Mr. White served as a member of the corporate finance department of Wells Fargo Securities. His duties included working on public and private offerings of equity, private placements of equity, merger and acquisitions, and the rendering of fairness opinions. Mr. White’s specialties were leisure industry sectors, including casinos, casino suppliers and restaurants. Mr. White received his BS in political science from the University of Utah, and his law degree from Hastings College of the Law in San Francisco. Mr. White has been a member of the Board of Directors of The Cheesecake Factory, Incorporated since 1992.

H. THOMAS WINN, age 64. Mr. Winn has been our Chairman, CEO, and President since January 1994. Mr. Winn has formed numerous investment limited partnerships and capital formation ventures that range from motion pictures to commercial real estate and mining projects. Mr. Winn is a director of Restaurant Connections International, Inc. and Samaritan Pharmaceuticals, Inc.

FRANCIS M. RICCI, age 61. Mr. Ricci has served as a director since July 2003. Since 1991, Mr. Ricci has been involved in the ownership and management of several private companies serving as CEO or CFO, including Natural Swing Products Co., Premier Scale Company and starting in March 1998, Yes!Golf. Mr. Ricci practiced as a CPA for more than 20 years as an audit specialist for Deloitte and Touche, serving as a partner in the firm for 12 years. Mr. Ricci received his MBA and BS in accounting from the University of Montana.

JOSEPH JULIANO, age 53. Mr. Juliano has served as a Director since September 2001. Since July 2003, Mr. Juliano has served as Senior Vice President, Entertainment Sales and Industry Relations with Pepsi-Cola North America’s Fountain Beverage Sales. From 1996 until July 2003, Mr. Juliano served as Vice President, Entertainment Sales with Pepsi-Cola North America’s Fountain Beverage Sales, and was responsible for Pepsi distribution and brand marketing initiatives in theatres, theme parks, theme restaurants, gaming venues and golf management companies including PGA of America. Mr. Juliano started with Pepsi in 1973 and has previously served as Region Manager, Vice President of Fountain Sales — Eastern Division and as Area Vice President of On-Premise Sales. Mr. Juliano received his BS and MBA in Marketing from St. John’s University.

CHRISTOPHER C. DOMIJAN, age 48. Mr. Domijan has served as our Chief Financial Officer since May 2001 and as our Secretary and Treasurer since June 2001. Mr. Domijan has over twenty years of financial management experience, including nine years as CFO for companies in the hospitality and financial services industries. From 1998 until 2000, Mr. Domijan was CFO of Golf Services Group, Inc., a golf development company. From 2000 until 2001, Mr. Domijan was Vice President of Development of Redstone Golf Management, a golf development company.

DONALD A. BRENNAN, age 60. Mr. Brennan has served as our Vice President of Development since May 2001. Mr. Brennan brings 30 years of hospitality experience to the amenity operations for master planned residential golf communities and golfing resort hotels and conference centers. Mr. Brennan holds an MBA from Southern Methodist University and a Bachelor’s degree in Hotel and Restaurant Administration from Cornell University. Mr. Brennan is the founder of Independent Private Clubs of America, Inc., and has served as its managing partner since 1994.

Board Meetings and Committees

The Board held four meetings during the fiscal year ended March 31, 2004. Each Board member attended at least 75% or more of the Board meetings held during the fiscal year ended March 31, 2004. As of the date of the Proxy Statement, the Board has three standing committees: (1) the

Compensation Committee; (2) the Audit Committee; and (3) the Nominating Committee.

Director Independence

The Board of Directors has determined that each of Messrs. Ricci, White, Juliano and Jayroe are independent directors as defined in the listing standards of the American Stock Exchange. As part of its analysis, the Board of Directors determined that none of Messrs. Messrs. Ricci, White, Juliano or Jayroe has a direct or indirect material relationship with the Company that would interfere with the exercise of independent judgment.

Compensation Committee

The Compensation Committee of the Board consists of three non-employee directors: Messrs. White, Juliano and Ricci, each of whom is independent as defined in the listing standards of the American Stock Exchange. The Compensation Committee reviews and approves salaries and incentive compensation for the Company’s executive officers. The Compensation Committee held one meeting in the fiscal year ended March 31, 2004 and all three directors attended.

The Report of the Compensation Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Compensation Committee, which is available on the Company’s Web site at http://www.nevadagold.com.

Audit Committee

The Audit Committee of the Board consists of three non-employee directors: Messrs. Ricci, White and Jayroe, each of whom is independent as defined in the listing standards of the American Stock Exchange. The Audit Committee engages the Company’s independent auditors, reviews the Company’s financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company’s independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of the Company’s internal accounting controls and financial affairs. The Audit Committee met four times in the fiscal year ended March 31, 2004. Each director attended at least 75% or more of the Audit Committee meetings held during the fiscal year ended March 31, 2004.

The Board has determined that Mr. Ricci is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended. Mr. Ricci is independent under the listing standards of the American Stock Exchange.

The Report of the Audit Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A and is also available on the Company’s Web site at http://www.nevadagold.com.

Nominating Committee

The Nominating Committee of the Board consists of four non-employee directors: Messrs.

Jayroe, Ricci, White and Juliano, each of whom is independent as defined in the listing standards of the American Stock Exchange. The Nominating Committee reviews and approves candidates for election and to fill vacancies on the Board, including re-nominations of members whose terms are due to expire. The Nominating Committee was formed and held its first meeting in June 2004.

The Board has adopted a written charter for the Nominating Committee, which is available on the Company’s Web site at http://www.nevadagold.com.

Consideration of Director Nominees

Shareholder Nominees

The Nominating Committee considers properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” Any shareholder nominations proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership. In addition, they should be submitted within the time frame as specified under “Shareholder Proposals” above and addressed to: Nevada Gold & Casinos, Inc., 3040 Post Oak Boulevard, Suite 675, Houston, Texas 77056, Attention: Secretary.

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board, the Nominating Committee has not specified any minimum qualifications for serving on the Board. However, the Nominating Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board. The Nominating Committee seeks to assure that the Board is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company’s values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors

The Nominating Committee will utilize a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. As described above, the Nominating Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating Committee. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating Committee. The Nominating Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

Communications with the Board

The Board has adopted the following policy for shareholders who wish to communicate any concern directly with the Board. Shareholders may mail or deliver their communication to the Company’s principal executive offices, addressed as follows:

Addressee (*)
c/o Secretary
Nevada Gold & Casinos, Inc.
3040 Post Oak Boulevard, Suite 675
Houston, Texas 77056

*Addressees: Board of Directors; Audit Committee of the Board of Directors;
Nominating Committee of the Board of Directors; Compensation Committee of the
Board of Directors; name of individual director.

Copies of written communications received at such address will be forwarded to the addressee as soon as practicable.

Attendance at Annual Meetings

Members of the Board of Directors are encouraged to attend the Company’s Annual Meeting; however, attendance is not mandatory. All members of the Board attended the last Annual Meeting.

Compensation of Directors

The Company’s independent directors receive an annual fee of $16,000 for services they provide as directors or members of Board committees. The Chair of the Audit Committee receives an additional annual fee of $4,000. All directors are reimbursed for their reasonable expenses for attending Board and Board committee meetings. During the fiscal year ended March 31, 2004, we issued (a) to each of Messrs. Ricci and White options to purchase 25,000 shares of our common stock and (b) to each of Mrssrs. Burkett, Jayroe, Juliano and Winn options to purchase 15,000 shares of our common stock. Each of the options are at an exercise price of $10.59 per share and expire on September 24, 2008. During the fiscal year ended March 31, 2004, Mr. Burkett received $48,000 as compensation for his services as Vice President of the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of non-employee directors, Messrs. White, Ricci and Juliano. None of the members of the Compensation Committee has been or is an officer or employee of the Company. None of the Company’s executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s Board or Compensation Committee. No member of the Company’s Board is an executive officer of a company in which one of the Company’s executive officers serves as a member of the board of directors or compensation committee of that company.

PROPOSAL TWO

AMENDMENT OF STOCK OPTION PLAN

Our Board has adopted, subject to shareholder approval, an amendment to our 1999 Stock Option Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan from 2,500,000 to 3,250,000 shares. The Board believes that increasing the number of shares of common stock reserved for issuance under the Plan is necessary to insure that a sufficient reserve of common stock remains available for issuance to allow us to continue to utilize equity incentives to attract and retain the services of key individuals essential to our long-term growth and financial success. We rely on equity incentives in the form of stock option grants in order to attract and retain key employees and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired and continuing employees will be based on competitive market conditions, experience, and individual performance. If this proposal is approved an additional 750,000 shares of common stock under the current Plan will be available for future issuance. The existing reserve of shares of common stock under the Plan is 206,549.

The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. Any shareholder who wishes to obtain a copy of the actual plan document may do so upon written request to Nevada Gold & Casinos, Inc., 3040 Post Oak Boulevard, Suite 675, Houston, Texas 77056, Attention: Secretary.

The Plan allows us to issue stock option grants, stock appreciation rights or SARs, restricted stock awards, and performance stock awards.

Eligibility. The Plan is open to key employees, officers, directors, and consultants of the Company and its affiliates. As of June 30, 2004, four non-employee directors, four executive officers (including one director), and approximately 20 other non-executive officers (including one director), employees and consultants were eligible for participation in the Plan.

Changes in the Company’s Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations, or other changes in our capital structure. In the event of an adjustment, recapitalization, or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised the option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable. All outstanding options may be canceled by the Board upon written notice to the eligible person and by granting a period in which the options may be exercised.

Options and Option price. We may grant incentive or nonqualified stock options. The exercise price of incentive options shall not be less than the greater of (a) 100% of fair market value on the date of grant, or (b) the aggregate par value of the shares of stock on the date of grant. Our Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more shareholders shall be not less than 110% of fair market value.

Duration. No option may be exercisable after the period of 10 years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

Amount exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

Exercise of Options. Options may be exercised by written notice to the Compensation Committee with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares; or, if approved in advance by the Compensation Committee; (b) stock at its fair market value on the date of exercise; (c) an election to make a cashless exercise through a registered broker-dealer; (d) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price; or (e) any other form of payment which is acceptable to the Compensation Committee.

Stock appreciation rights or SARs. SARs may be included in each option granted under the Plan. A SAR permits the recipient to surrender that option, or a portion of the part which is exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the exercise price of the stock.

Termination of Options or SARs. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employee’s severance of employment with the Company other than by death or disability. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death or disability of the eligible person.

Reload Options. The Compensation Committee shall have the authority to include as part of any option agreement a provision entitling the eligible person to a further option (a “Reload Option”) in the event the eligible person exercises the option in accordance with the Plan and the terms and conditions of the option agreement. Any Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise of such option, (b) shall have an expiration date which is the greater of (i) the same expiration date of the option the exercise of which gave rise to such Reload Option, or (ii) one year from the date of grant of the Reload Option, and (c) shall have an exercise price which is equal to 100% of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to 110% of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five years.

Restricted Stock Awards. The Compensation Committee may issue shares of stock to an eligible person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the eligible person or for payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge, or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Compensation Committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

Award of Performance Stock. The Compensation Committee may award shares of stock, without any payment for such shares, to designated eligible persons if specified performance goals established by the Compensation Committee are satisfied.

Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of our shareholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Internal Revenue Code of 1986, as amended (the “Code”), no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options, SARs, and restricted stock awards under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

Incentive Stock Options (or ISOs) and Non-qualified Options. Recipients of ISOs generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any ISO, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an ISO, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the ISO was exercised and at least two years from the date the ISO was granted. If the participant disposes of the shares within that time period (a “Disqualifying Disposition”), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the ISO is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any such ISO or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

A participant receiving nonqualified options does not generally recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant’s basis in the shares is equal to the exercise price plus any recognized ordinary income.

Amended Plan Benefits. New Plan benefit grants and awards under the Plan, which may be made to the Company’s executive officers, directors, other employees and consultants, are not presently determinable. If the shareholders approve this amendment, such grants and awards from the additional shares to be added to the Plan will be made at the discretion of the Compensation Committee.

Vote Required; Recommendation of Board

     The affirmative vote of a majority of the Company’s outstanding shares of common stock is required for approval of this proposal. Should such shareholder approval not be obtained, then the 750,000 share increase to the shares reserve under the Plan will not be implemented. The Plan will continue in effect for option grants made under the original Plan and for any grants and awards from the existing reserve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE AMENDMENT OF THE 1999 STOCK OPTION PLAN TO INCREASE THE SHARES RESERVE.

PROPOSAL THREE

AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO
INCREASE AUTHORIZED SHARES

The Board has adopted an amendment to the Company’s Certificate of Incorporation to increase the number of shares of capital stock the Company is authorized to issue from 25,000,000 (20,000,000 shares of common stock and 5,000,000 shares of preferred stock), to 30,000,000 (25,000,000 shares of common stock and 5,000,000 shares of preferred stock). The purpose of the amendment is to allow the Company to have a sufficient number of shares of authorized and unissued common stock which can be issued in connection with such corporate purposes as may, from time to time, be considered advisable by the Board. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board without the expense and delay of a special shareholders’

meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: the issuance of shares in connection with equity financings and the issuance of shares in connection with acquisitions.

The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by the Articles of Incorporation and applicable law and regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing shareholders’ percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing shareholders for their shares, could be dilutive to the Company’s existing shareholders. The holders of common stock have no preemptive rights to subscribe for or purchase any additional shares of common stock that may be issued in the future.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the authorized shares of common stock be used as a type of antitakeover device.

The Board does not currently have any plans to issue any shares of common stock.

The proposed restated and amended articles of incorporation are attached to this Proxy Statement as Appendix B.

Vote Required; Recommendation of the Board

The affirmative vote of a majority of the Company’s outstanding shares of common stock is required for approval of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company with respect to beneficial ownership of the common stock as of June 30, 2004 by (i) each shareholder that the Company knows is the beneficial owner of more than 5% of the common stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the “Executive Compensation” section, and (iv) all executive officers and directors as a group. The Company has relied exclusively upon information provided to the Company by its directors and executive officers and copies of documents sent to the Company that have been filed with the Securities and Exchange Commission by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them. Shares of the Company’s common stock subject to options or warrants that are exercisable within 60 days of June 30, 2004 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of executive officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Mr. Jayroe’s business address is One Sugar Creek Center Blvd. Suite 500, Sugar Land, Texas 77478-3556. Mr. Juliano’s business address is 700 Anderson Hill Road, Purchase, New York 10577. Mr. Ricci’s business address is 7808 Cherry Creek South Dr., Unit 103, Denver, Colorado 80231. Mr. White’s mailing address is 271 Via Barranca, Greenbrae, California 94904. The address for each other stockholder listed in the table below is c/o Nevada Gold & Casinos, Inc., 3040 Post Oak Boulevard, Suite 675, Houston, Texas 77056.

	SHARES BENEFICIALLY OWNED AS OF JUNE 30, 2004
BENEFICIAL OWNER	NUMBER OF SHARES		PERCENT OF CLASS
H. Thomas Winn	1,021,897	(1)	7.3%
Paul J. Burkett	500,898	(2)	3.6%
William G. Jayroe (3)	237,654	(3)	1.7%
Joseph Juliano (4)	93,900	(4)	less than 1%
Francis M. Ricci (5)	13,000	(5)	less than 1%
Wayne H. White (6)	25,000	(6)	less than 1%
Christopher C. Domijan	91,900	(7)	less than 1%
Donald A. Brennan	87,050	(8)	less than 1%
Clay County Holdings, Inc.	2,371,344	(9)	16.9%
All current directors and executive officers As a group (8 persons)	2,071,299	(10)	14.7%

(1)	Includes (a) options to purchase 195,000 shares of common stock held by Mr. Winn, (b)

486,193 shares of common stock owned by Aaminex Capital Corporation, and (c) an option to purchase 80,464 shares of common stock currently owned by a third party held by Aaminex Capital Corporation. Mr. Winn is the president of Aaminex Capital Corporation.

(2)	Includes options to purchase 247,700 shares of common stock.

(3)	Includes options to purchase 197,000 shares of common stock.

(4)	Includes options to purchase 65,000 shares of common stock.

(5)	Includes options to purchase 13,000 shares of common stock.

(6)	Includes options to purchase 25,000 shares of common stock.

(7)	Includes options to purchase 82,150 shares of common stock.

(8)	Includes options to purchase 81,500 shares of common stock.

(9)	The president of Clay County Holdings, Inc. is the son-in-law of Mr. Winn. Mr. Winn is not an officer, director, or shareholder of record in Clay County Holdings, Inc.

(10)	Includes options to purchase 986,814 shares of common stock.

Compensation of Executive Officers And Other Matters

Executive Compensation

     The following table sets forth information concerning the compensation paid by the Company to our named executive officers.

	SUMMARY COMPENSATION TABLE
				LONG TERM
		ANNUAL		COMPENSATION
NAME		COMPENSATION		AWARDS
AND				SECURITIES	ALL OTHER
PRINCIPAL		SALARY	BONUS	UNDERLYING	COMPENSATION(1)
POSITION	YEAR	$	$	OPTIONS (#)	$
H. Thomas Winn	2004	275,000	—	115,000	—
President and CEO	2003	200,000	8,333	80,000	1,280
	2002	200,000	58,333	58,001	2,560

Christopher C. Domijan	2004	146,813	6,042	30,000	2,801
CFO, Secretary and	2003	132,000	5,500	30,000	4,125
Treasurer	2002	117,185	4,802	22,150	1,671

Donald A Brennan	2004	146,813	6,042	30,000	4,696
VP — Development	2003	132,000	5,500	30,000	2,063
	2002	128,000	13,000	21,500	1,058

(1)	Consists of matching funds received through participation in our employee 401(k) plan.

Options, Warrants, and Stock Appreciation Rights

The following table sets forth information concerning individual grants of stock options made during the fiscal year ended March 31, 2004, to our named executive officers. No stock appreciation rights were issued during the fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR
(INDIVIDUAL GRANTS)

					Potential Realizable Value
					At Assumed Annual Rates
					of Stock Appreciation for
Individual Grants					Option Term (a)
	Number of	% of Total
	Securities	Options
	Underlying	Granted To	Exercise/
	Options	Employees in	Base Price	Expiration
Name	Granted	Fiscal Year	($/Share)	Date	5% ($)(b)	10% ($)(b)
H. Thomas Winn	115,000	44%	$10.59	9/24/2008	336,000	805,000
Christopher C. Domijan	30,000	12%	$14.19	2/26/2009	117,000	281,000
Donald A. Brennan	30,000	12%	$14.19	2/26/2009	117,000	281,000

(a)	These columns show the hypothetical gains of the options granted based on assumed annual compound stock price appreciation rates of 5% and 10% over the full five year term of the options. The 5% and 10% assumed rates are specified in the rules of the SEC and do not represent the Company’s estimated or projected future prices of the Company’s stock.

(b)	Dollar amounts are reported to the nearest $1,000.

The following table sets forth information concerning option exercises during the fiscal year ended March 31, 2004 and option holdings as of March 31, 2004 with respect to our named executive officers. No stock appreciation rights were outstanding at the end of the fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares Acquired on	Value	Options at Fiscal Year End (#)		at Fiscal Year End ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
H. Thomas Winn	—	—	398,001	—	5,282,466	—
Christopher C. Domijan	—	—	82,150	—	864,700	—
Donald Brennan	—	—	81,500	—	853,300	—

The values of the unexercised options above are based on the difference between the exercise price of the options and the fair market value of our common stock at the end of the fiscal year ended March 31, 2004, which was $18.75 per share.

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

None of our executive officers have employment agreements, and they may resign and their employment may be terminated at any time. Our Compensation Committee, as administrator of our 1999 Stock Option Plan, can provide for accelerated vesting of the shares of common stock subject to outstanding options held by any executive officer or director in connection with certain changes in control of the company. The accelerated vesting may be conditioned on the termination of the individual’s employment following the change in control event.

Code of Ethics

The Company has adopted a Code of Ethics for its directors, officers and other employees. A copy of the Code of Ethics is available on the Company’s Web site at http://www.nevadagold.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any persons holding ten percent or more of the Company’s common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during fiscal 2003, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis except that a Form 4 was filed late by Mr. Juliano and a Form 4 was filed late by Mr. Brennan.

Independent Public Accountants

The Company’s independent public accountants for the fiscal year ended March 31, 2004 were Pannell Kerr Forster of Texas Inc. (“PKF”). Representatives of PKF are expected to be present at the Annual Meeting of Shareholders to respond to questions and to make a statement should they so desire.

The Audit Committee has not yet selected the independent public accountants for the fiscal year ended March 31, 2005. The Audit Committee is currently considering this decision. It is expected that PKF shall continue to perform audit and audit related services for the Company until a decision by the Audit Committee is made.

Principal Accountant Fees and Services

During the fiscal years ended March 31, 2003 and 2004, fees for services provided by PKF were as follows (rounded to the nearest $1,000):

Audit Fees

The aggregate fees billed to the Company by PKF for the audit of the Company’s annual financial statements and for the review of the financial statements included in the Company’s quarterly reports on Form 10-Q totaled $49,600 and $46,270 in the fiscal years ended March 31, 2004 and March 31, 2003, respectively.

Audit-Related Fees

The Company was not billed any fees for audit-related services in the fiscal years ended March 31, 2004 and March 31, 2003.

Tax Fees

The aggregate fees billed to the Company by PKF for tax compliance, tax advice and tax planning services totaled $28,523 and $21,937 in the fiscal years ended March 31, 2004 and March 31, 2003, respectively. The services in both fiscal years were associated with assistance in preparation of federal, state and franchise tax returns.

All Other Fees

The aggregate fees billed by PKF for services rendered to the Company, other than the services described above, totaled $8,356 and $0 in the fiscal years ended March 31, 2004 and March 31, 2003, respectively. The 2004 fees were associated with litigation advisory services.

The Audit Committee has determined that the rendering of non-audit services by PKF was compatible with maintaining their independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent auditor. The Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence as well as whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors and input from the Company’s management. The Audit Committee’s charter authorizes the Audit Committee to delegate to one or more of its members the pre-approval of audit and permissible non-audit services provided that those members report any pre-approvals to the full committee. Pursuant to this authority, the Audit Committee has delegated to its Chair the authority to address any requests for pre-approval of services between Audit Committee meetings provided that the amount of fees for any particular services requested does not exceed $10,000, and the Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve permitted services of the independent auditor. During the fiscal year ended March 31, 2004, all of the services related to the audit or other fees described above were pre- approved by the Audit Committee and none were provided pursuant to any waiver of the pre-approval requirement.

Report of the Audit Committee of The Board Of Directors

The Audit Committee engages and supervises the Company’s independent auditors and oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2004 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments made by management and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Pannell Kerr Forster of Texas, Inc. (“PKF”), the Company’s independent registered accounting firm, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statement with accounting principles generally accepted in the United States of America, their judgments as to the quality of the Company’s accounting principles and the other matters required to be discussed with the Audit Committee under the auditing standards generally accepted in the United States of America, including the matters required by the Codification of Statements on Auditing Standards No. 61. In addition, the Audit Committee has discussed with PKF their independence from management and the Company, including the written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committees.

The Audit Committee discussed with PKF the overall scope and plans for their audit. The Audit Committee meets with PKF, with and without management present, to discuss the results of their examinations, their evaluations or the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Francis M. Ricci
Wayne H. White
William G. Jayroe

Report of the Compensation Committee of the Board on Executive Compensation

Overview and Philosophy

There are three key elements in the Company’s executive compensation program, all determined by individual and corporate performance:

     Annual base salaries;

     Annual incentive compensation; and

     Long-term incentive compensation.

The Company’s executive compensation program is designed to enable it to attract, retain and motivate the highest quality of management talent available. Furthermore, the Compensation Committee believes that the value of the program should reflect, in large part, the value created for stockholders. The key objectives of the program are as follows:

To offer fair and competitive annual base salaries consistent with similarly situated companies of the same size in the gaming industry;

To reward executives for corporate and individual performance through annual incentive and deferred compensation programs; and

To encourage long-term performance through the use of long-term incentives such as stock options that aligns the interests of employees and stockholders.

Annual Base Salaries

Annually, the Compensation Committee establishes the base salaries to be paid to the Company’s executive officers during the coming year, subject to the approval of the Board. In setting base salaries, the Compensation Committee takes into account several factors including, but not limited to, the executive’s experience, responsibilities, management abilities and job performance as well as the performance of the Company as a whole and current market conditions and competitive salaries of executives with similarly situated companies of the same size in the gaming industry.

Annual Incentive Compensation

Payment of annual bonuses to our executive officers is discretionary and, for the fiscal year ended March 31, 2004, was predicated upon the Company’s achievement of earnings per share targets established at the beginning of the fiscal year. Individual performance is also considered in determining bonuses. The amount of any annual cash bonuses may be up to 50% of base salary.

Long-term Incentive Compensation

The Compensation Committee believes that employee stock ownership is a significant incentive in building stockholder wealth and aligning the interests of employees and stockholders. Stock options will only have value if the Company’s stock price increases. The Board adopted the 1999 Stock Option Plan (“1999 Stock Plan”) The 1999 Option Plan was approved by shareholders at the 1999 Annual Meeting of Shareholders and amended at the 2002 Annual Meeting of Shareholders. The Plan authorizes the Compensation Committee to award stock options to executive officers and other key employees at exercise prices, vesting schedules and on other terms established by the Compensation Committee.

Compensation of the Chief Executive Officer

Mr. H. Thomas Winn was elected to the position of Chief Executive Officer in 1990. For the fiscal year ended March 31, 2004, Mr. Winn’s base salary was $275,000.

The Compensation Committee established the annual base salary and other terms of Mr. Winn’s compensation based on Mr. Winn’s performance record, his status in the gaming industry, his experience and leadership and the Company's achievement of certain earnings per share targets established at the beginning of the fiscal year. The Compensation Committee concluded that Mr. Winn’s compensation, including stock option grants, significantly benefit the Company and its shareholders by securing Mr. Winn’s services for the future and thereby motivating him to continue his focus on the long-term strategic growth and profitability of the Company. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the annual corporate federal tax deduction for compensation paid to executive officers named in the proxy statement to $1,000,000, unless the compensation qualifies as “performance based” and has been approved in advance by a vote of its stockholders. The Company is not currently compensating any executive officers at levels that would cause this annual limitation on corporate federal tax deductions to apply and has no current plans to do so. Accordingly, the Compensation Committee has not adopted a formal policy concerning the application of the Section 162(m) limitation on tax deductions. If it appears that any executive officer will likely be approaching the $1,000,000 compensation limitation in the near future, the Compensation Committee will review whether such payments should be structured as to qualify as deductible performance-based compensation.

Respectfully submitted,

Wayne H. White, Chair
Francis M. Ricci
Joseph Juliano

CERTAIN TRANSACTIONS

In the ordinary course of business, we entered into transactions with Clay County Holdings (“CCH”) and Service Interactive, Inc. (“SI”). These transactions include loans made to and payments received from these related parties during fiscal 2004 and 2003. At March 31, 2004, CCH owed us $2.5 million which amount bears interest at a rate of 12% per annum, and is payable by maker in a minimum amount of $150,000 with accrued interest per quarter until paid in full. At March 31, 2004 SI owed us $2.5 million which amount bears interest at a rate of 12% per annum, and payable by maker in a minimum amount of $150,000 with accrued interest per quarter until paid in full. Both loans are secured by pledge of common stock in us owned by CCH with $26.8 million of market value as of March 31, 2004. We also guaranteed $150,000 loans payable by SI to third parties.

STOCK PERFORMANCE GRAPH

     The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to the Company’s stockholders during the five-year period ended March 31, 2004, as well as an overall stock market index (Amex Market Index) and the Company’s peer group index (Dow Jones Casino Group Index):

The form of Proxy is attached as Appendix C to this Proxy Statement.

By Order of the Board of Directors
/s/ H. THOMAS WINN

H. THOMAS WINN, Chief Executive Officer and
President

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Appendix A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF
NEVADA GOLD & CASINOS, INC.

As of June 2004

I. PURPOSE

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”) shall be:

•	to provide oversight and monitoring of (i) the Company’s financial reporting process (ii) the Company’s systems of internal controls over financial reporting, (iii) the integrity of the Company’s financial statements, and (iv) the independent auditors’ qualifications, independence and performance;

•	to provide the Board with the results of its monitoring and recommendations derived therefrom;

•	to assist the Board in ensuring the Company’s compliance with legal and regulatory requirements in connection with the Company’s financial reporting process; and

•	to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

II. MEMBERSHIP

The Audit Committee members will be appointed from time to time by, and will serve at the discretion of, the Board. The Audit Committee will be comprised of at least three directors determined by the Board to satisfy the requirements of the American Stock Exchange and applicable federal law. Appointment to the Audit Committee, including the designation of the Chair of the Committee and the designation of any member as an “audit committee financial expert” shall be made by the full Board.

III. SCOPE OF RESPONSIBILITIES

The scope of the responsibilities of the Audit Committee shall include:

•	Providing oversight and monitoring of the activities of Company management, including without limitation, the chief financial officer and principal accounting officer and controller, and the independent auditors with respect to the Company’s financial reporting and compliance process;

•	Reviewing on a continuing basis the adequacy and effectiveness of the Company’s system of internal controls over financial reporting as well as the Company’s disclosure controls and procedures;

•	Appointing, compensating, terminating and overseeing the Company’s independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting), for which the Audit Committee shall have sole and absolute authority;

•	Pre-approving audit and non-audit services provided to the Company by the Company’s independent auditors either (i) before the auditors are engaged by the Company for such services or (ii) pursuant to pre-approval policies and procedures established by the Audit Committee, provided that the Audit Committee is informed of each specific service;

•	Reviewing the independent auditors’ proposed audit scope, approach and independence;

•	Reviewing the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee as the representatives of the stockholders of the Company, and recommending to the Board the appointment of the independent auditors;

•	Requesting and receiving from the independent auditors on a periodic basis a statement delineating all relationships between the auditor and the Company which may adversely impact the auditors’ independence and based on such review, assessing the independence of the auditors;

•	Obtaining and reviewing on a periodic basis a report from the independent auditors describing the auditors’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	Establishing a policy regarding the Company’s hiring of current or former employees of the Company’s independent auditors;

•	Directing the Company’s independent auditors to review before filing with the Securities and Exchange Commission the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing before release the unaudited quarterly and audited annual operating results in the Company’s quarterly and annual earnings releases;

•	Discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

•	Reviewing with management, before release, the audited financial statements and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K, and recommending to the Board following such review, if appropriate, that the audited financial statements be included in such Annual Report on Form 10-K;

•	Providing a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A, or any successor provisions;

•	Reviewing, in conjunction with legal counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls, auditing matters or fraudulent financial reporting and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting internal controls or auditing matters;

•	Reviewing at least annually the Audit Committee’s own structure, processes and membership requirements;

•	Providing oversight and review of the Company’s asset management policies, including without limitation an annual review of the Company’s investment policies and performance for cash and short-term investments;

•	Reviewing and approving related party transactions for potential conflicts of interests;

•	If necessary, instituting special investigation(s) and, as appropriate, hiring special counsel or experts to assist in such investigation(s);

•	Reviewing and reassessing the adequacy of this Charter on not less than an annual basis; and

•	Performing such other duties as may be requested by the Board.

IV. MEETINGS

The Audit Committee shall meet at least quarterly. The Audit Committee may establish its own schedule, which it shall provide to the Board in advance. The Audit Committee shall meet separately with each of (i) the independent auditors, as well as (ii) the members of the Company’s management, including without limitation the chief financial officer and principal accounting officer and controller, as it deems appropriate, but at least once annually, in order to fulfill the responsibilities of the Audit Committee.

V. MINUTES

The Audit Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

VI. REPORTS

Apart from the report prepared for the Company’s proxy statement pursuant to Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A, the Audit Committee shall summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with this Charter.

VII. COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

VIII. DELEGATION OF AUTHORITY

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

The Audit Committee may delegate its authority to subcommittees or the Chair of the Audit Committee when it deems appropriate and in the best interest of the Company.

Appendix B

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
NEVADA GOLD & CASINOS, INC.

     We the undersigned, H. Thomas Winn, as President, and Cathryn L. Porter, as Secretary, of Nevada Gold & Casinos, Inc., do hereby certify:

1. The name of the Corporation is Nevada Gold & Casinos, Inc.

2. The Articles of Incorporation have been amended to amend and restate the first two paragraphs of Article Four as follows:

Article Four. The Corporation shall have authority to issue an aggregate of 30,000,000 Million (30,000,000) shares of capital stock. The authorized shares of the Company are divided into two classes, Common Stock and Preferred Stock.

Twenty-five million (25,000,000) shares of common stock are authorized having a par value of twelve cents ($0.12) per share and will be voting stock.

3. The number of shares of the Corporation outstanding and entitled to vote on this amendment to the Articles of Incorporation is 13,078,503. This amendment has been approved by the affirmative vote of shareholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

H. Thomas Winn, President

Cathryn L. Porter, Secretary

Appendix C

FORM OF PROXY
NEVADA GOLD & CASINOS, INC.
ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 9, 2004

NEVADA GOLD & CASINOS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Nevada Gold & Casinos, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and appoints Christopher C. Domijan or Donald A. Brennan, and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027 on Thursday, September 9, 2004 at 3:30 p.m. Central time, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS ONE, TWO AND THREE. PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE.

1. To elect two Class III directors to hold office until the 2007 Annual Meeting of Shareholders:

(01) William G. Jayroe	(02) Paul J. Burkett

FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES

For all nominees except as noted above

2. To amend our 1999 Stock Plan to increase the number of shares of common stock reserved for issuance from 2,500,000 to 3,250,000 shares.

FOR	AGAINST	ABSTAIN

3. To amend our Certificate of Incorporation to increase the number of shares of capital stock we have authorized to issue from 25,000,000 (20,000,000 shares of common stock and 5,000,000 shares of preferred stock) to 30,000,000 (25,000,000 shares of common stock and 5,000,000 shares of preferred stock).

FOR	AGAINST	ABSTAIN

DATED:

[Signature]

[Signature if jointly held]

[Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held by joint-tenants or otherwise by more than one person, all should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.